UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 17, 2006
ARTISTdirect, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-30063 (Commission File Number)	95-4760230 (I.R.S. Employer Identification Number)

10900 Wilshire Blvd., Suite 1400, Los Angeles, California (Address of principal executive offices)		90024 (Zip Code)
(310) 443-5360
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On February 17, 2006, ARTISTdirect, Inc. (the “Registrant”) issued a press release announcing that members of its management team will be presenting at the Roth Capital Partners 18th Annual “OC” Conference in Dana Point, California on February 21, 2006. A copy of the press release is attached as Exhibit 99.1.
     The information in this Item 7.01 and the exhibit attached hereto shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this report contains is material investor information that is not otherwise publicly available.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Title
99.1	Press release dated February 17, 2006 entitled “ARTISTdirect, Inc. to Present at Roth Capital Partners 2006 ‘OC’ Conference on February 21, 2006.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARTISTdirect, Inc.
	By:	/s/ ROBERT N. WEINGARTEN
Date: February 17, 2006		Name:	Robert N. Weingarten
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title
99.1	Press release dated February 17, 2006 entitled “ARTISTdirect, Inc. to Present at Roth Capital Partners 2006 ‘OC’ Conference on February 21, 2006.”